Exhibit 23.3



                                                                    Exhibit 23.3


                CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Baltic International USA, Inc.
Houston, Texas

We hereby consent to the incorporation in the Prospectus constituting a part of the Registration Statement on Form SB-2 of our report dated April 2, 1996 relating to the consolidated financial statements of Baltic International USA, Inc. appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1995.

We also consent to the reference to us under the caption "Experts" in such Prospectus.




/s/ BDO Seidman, LLP
BDO Seidman, LLP

Houston, Texas
December 19, 1997